SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 1998


                    TRICO MARINE SERVICES, INC.
      (Exact name of registrant as specified in its charter)


   Delaware                     28316                     72-1252405
 (State or other jurisdiction (Commission File Number)   (IRS Employer
   of incorporation)                                      Identification No.)


         250 North American Court, Houma, Louisiana  70363
              (Address of principal executive office) (Zip Code)



                              (504) 851-3833
             (Registrant's telephone number, including area code)


                                N/A
        (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

FACTORS   INFLUENCING   FUTURE  RESULTS  AND  ACCURACY  OF  FORWARD-LOOKING
STATEMENTS

     From time to time, Trico Marine Services, Inc. (the "Company") may make certain written and oral statements that may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact, that relate to business plans or strategies, projected or anticipated benefits or other consequences of such plans or strategies, objectives, projected or anticipated benefits from acquisitions made by or to be made by the Company or projections involving anticipated capital expenditures, revenues, earnings or other aspects of capital projects or operating results are forward-looking statements. The words "expect," "believed," "anticipate," "project," "estimate" and similar expressions are intended to identify forward looking statements. The Company cautions readers that such statements are not guarantees of future performance or events and are subject to a number of factors that would tend to influence the accuracy of the statements and the projections upon which the statements are based, including but not limited to those discussed below.

     As noted elsewhere, all phases of the Company's operations are subject to a number of uncertainties, risks and other influences, many of which are outside the control of the Company, any one of which, or a combination, could materially affect the results of the Company's operations and the accuracy of forward-looking statements made by the Company. Some important factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements include the following: dependence on the oil and gas industry; prices of oil and gas and their effect on industry conditions; industry volatility, including the level of offshore drilling and development activity and changes in the size of the offshore vessel fleet in areas where the Company operates due to new vessel construction and the mobilization of vessels between market areas; risks of the Company's growth strategy, including the risks of rapid growth; changes in competitive factors affecting the Company's operations; operating hazards, including the significant possibility of accidents resulting in personal injury, property damage or environmental damage; the effect on the Company's performance of regulatory programs and environmental matters; the highly competitive nature of the offshore vessel industry; the age of the Company's fleet; seasonality of the offshore industry in the Gulf of Mexico (the "Gulf"); the risks of international operations including currency fluctuations, risk of vessel seizure and political instability; and the continued active participation of the Company's executive officers and key operating personnel.

     Many of these factors are beyond the Company's ability to control or predict. Investors are cautioned not to place undue reliance upon forward-looking statements. The Company disclaims any intent or obligation to update its forward-looking statements, whether as a result of receiving new information, the occurrence of future events or otherwise.

     A more detailed discussion of certain of the foregoing factors follows:

DEPENDENCE ON OIL AND GAS INDUSTRY; MARKET VOLATILITY

     The Company's operations depend on activity in offshore oil and gas exploration, development and production. The level of exploration and development activity has traditionally been volatile as a result of fluctuations in oil or natural gas prices and their uncertainty in the future. A significant or prolonged reduction in oil or natural gas prices would likely depress offshore drilling and development activity and reduce the demand for the Company's marine support services. A substantial reduction of activity in the Gulf and other areas where the Company operates could have a material adverse effect on the Company's financial condition and results of operations. Oil and natural gas prices have recently declined significantly, which has had an adverse impact on day rates and utilization of the Company's Gulf fleet.

     Charter rates for marine support vessels also depend on the supply of vessels. Excess vessel capacity in the industry can result primarily from the construction of new vessels and the mobilization of vessels between market areas. During the last two years there has been a significant increase in construction of vessels of the type operated by the Company, for use both in the Gulf and the North Sea. The addition of new capacity to the worldwide offshore marine fleet has increased competition in those markets where the Company operates. This new capacity coupled with a prolonged period of low oil and gas prices could have a material adverse effect on the Company's financial condition and results of operations.

MANAGEMENT OF GROWTH

     The Company has rapidly expanded its operations through acquisitions in the past two years. In December 1997, the Company completed the acquisition of Saevik Supply ASA ("Saevik Supply"), which significantly increased the geographic scope of the Company's operations and its overall size. The Company's growth has placed, and is expected to continue to place, substantial demands on the Company's managerial, operational, financial and other resources. Management of this growth will require the Company to continue to invest in its operations, including its financial and management information systems, and to increase its efforts to retain, motivate and effectively manage its employees, all of which may increase the Company's operating expenses. Any failure by the Company to achieve and manage this growth as planned could have a material adverse effect on the Company's business, financial condition and results of operations.

COMPETITION

     The Company's business is highly competitive. Competition in the marine support services industry primarily involves factors such as (i) price, service and reputation of vessel operators and crews, (ii) the availability of vessels of the type and size needed by the customer and
(iii) the quality of equipment. Certain of the Company's competitors have significantly greater financial resources than the Company and more experience operating in international areas.

OPERATING RISKS AND INSURANCE

     Marine support vessels are subject to operating risks such as catastrophic marine disaster, adverse weather conditions, mechanical failure, collisions, oil and hazardous substance spills and navigation errors. The occurrence of any of these events may result in damage to or loss of Company vessels and such vessels' tow or cargo or other property and injury to passengers and personnel. Such occurrences may also result in a significant increase in operating costs or liability to third parties. The Company maintains insurance coverage against certain of these risks, which management considers to be customary in the industry. There can be no assurance, however, that the Company's existing insurance coverage can be renewed at commercially reasonable rates or that such coverage will be adequate to cover future claims that may arise.

GOVERNMENT REGULATION

     The Company's operations are materially affected by federal, state and local regulation, as well as certain international conventions, private industry organizations and laws and regulations in jurisdictions where the Company's vessels operate and are registered. These regulations govern worker health and safety and the manning, construction and operation of vessels. These organizations establish safety criteria and are authorized to investigate vessel accidents and recommend approved safety standards. The failure to comply with the requirements of any of these laws or the rules or regulations of these agencies and organizations could have a material adverse effect on the Company.

     The Company's operations also are subject to federal, state and local laws and regulations and laws and regulations in jurisdictions where the Company's vessels operate and are registered, which control the discharge of pollutants into the environment and which otherwise relate to environmental protection. While the Company's insurance policies provide coverage for accidental occurrence of seepage and pollution or clean-up and containment of the foregoing, pollution and similar environmental risks generally are not fully insurable. Substantial costs may be incurred in complying with such laws and regulations, and noncompliance can subject the Company to substantial liabilities. There can be no assurance that such costs and liabilities will not be incurred, or that the laws and regulations applicable to the Company and its operations will not change. Any violation of such laws or regulations could result in significant liability to the Company, and any amendment to such laws or regulations that mandates more stringent compliance standards would likely cause an increase in the Company's vessel maintenance expenses.

SEASONALITY

     The Company's marine operations are seasonal and depend, in part, on weather conditions. Historically, the Company has enjoyed its highest utilization rates during the second and third quarters, as mild weather provides favorable conditions for offshore exploration, development and construction in the Gulf. Adverse weather conditions during the winter months generally curtail offshore development operations and can particularly impact lift boat utilization rates. Activity in the North Sea is also subject to delays during periods of adverse weather, but is not affected by seasonality to the extent activity in the Gulf is. Accordingly, the results of any one quarter are not necessarily indicative of annual results or continuing trends.

AGE OF FLEET

     As of June 30, 1998, the average age of the Company's Gulf fleet vessels (based on the date of construction) was approximately 17 years (approximately 11 years for its North Sea fleet). Management believes that after a vessel has been in service for approximately 30 years, repair, vessel certification and maintenance costs may become no longer economically justifiable. There can be no assurance that the Company will be able to maintain its fleet by extending the economic life of existing vessels through major refurbishment or by acquiring new or used vessels.

INTERNATIONAL OPERATIONS

     The acquisition of Saevik Supply substantially increased the percentage of the Company's operations conducted in currencies other than the United States dollar. Changes in the value of foreign currencies relative to the United States dollar could adversely affect the Company's results of operations and financial position, and transaction gains and losses could contribute to fluctuations in the Company's results of operations. There can be no assurance that fluctuations in foreign currency rates will not have a material adverse effect on the Company's results of operations.

     The Company's international operations are subject to a number of risks inherent with any business operating in foreign countries. These risks include, among others, political instability, potential vessel seizure, nationalization of assets, currency restrictions and exchange rate fluctuations, import-export quotas and other forms of public and governmental regulation, all of which are beyond the control of the
Company. Although it is impossible to predict the nature and the likelihood of any events of these types, if such an event should occur, it could have a material adverse effect on the Company's financial condition and results of operations.

DEPENDENCE ON KEY PERSONNEL

     The Company depends on the continued services of Thomas E. Fairley, its President and Chief Executive Officer, Ronald O. Palmer, its Chairman of the Board, Victor M. Perez, its Chief Financial Officer, and other key management personnel. The loss of any of these persons could adversely affect the Company's operations.

                            SIGNATURES

     Pursuant to the requirements of   the Securities Exchange Act of 1934,
the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRICO MARINE SERVICES, INC.



                              By:        /S/ VICTOR M. PEREZ
                                           Victor M. Perez
                                         Vice President and
                                      Chief Financial Officer

Dated:   September 4, 1998